Debt And Other Financing Arrangements	12 Months Ended
Dec. 31, 2011
Debt And Other Financing Arrangements [Abstract]
Debt And Other Financing Arrangements
12.	Debt and Other Financing Arrangements

	(In thousands)
	December 31,
	2011	2010

Industrial revenue bonds:
0.11% to 1.7%, variable, due from 2014 to 2040	$1,030,200	$1,030,200
Notes, 4.875%, due 2012	350,000	350,000
Notes, 5.0%, due 2012	300,000	300,000
Notes, 5.0%, due 2013	250,000	250,000
Notes, 5.75%, due 2017	600,000	600,000
Notes, 5.85%, due 2018	500,000	500,000
Notes, 4.125%, due 2022	600,000	600,000
Notes, 6.40%, due 2037	650,000	650,000

	4,280,200	4,280,200
Less current maturities	(650,000)	—

	$3,630,200	$4,280,200

Annual aggregate long-term debt maturities are: $650.0 million in 2012; $250.0 million in 2013; $3.3 million in 2014; $16.3 million in 2015; none in 2016; and $3.361 billion thereafter.

In December 2011, Nucor received increased commitments under the unsecured revolving credit facility to provide for up to $1.50 billion in revolving loans. The amended multi-year revolving credit agreement matures in December 2016 and allows up to $500.0 million in additional commitments at Nucor's election in accordance with the terms set forth in the credit agreement. Up to the equivalent of $850.0 million of the credit facility is available for foreign currency loans, up to $500.0 million is available for the issuance of letters of credit, and up to $500.0 million is available for the issuance of revolving loans for Nucor subsidiaries in accordance with terms set forth in the credit agreement. The credit facility provides for a pricing grid based upon the credit rating of Nucor's senior unsecured long-term debt and, alternatively, interest rates quoted by lenders in connection with competitive bidding. The credit facility includes customary financial and other covenants, including a limit on the ratio of funded debt to capital of 60%, a limit on Nucor's ability to pledge the Company's assets and a limit on consolidations, mergers and sales of assets. As of December 31, 2011, Nucor's funded debt to total capital ratio was 36%, and Nucor was in compliance with all covenants under the credit facility. No borrowings were outstanding under the credit facility as of December 31, 2011 and 2010.

Harris Steel has credit facilities totaling approximately $33.8 million, with $1.6 million of borrowings outstanding at December 31, 2011. In addition, the business of Nucor Trading S.A. is financed by trade credit arrangements totaling approximately $25.0 million with a number of Swiss-based banking institutions. These arrangements, principally trade finance facilities, are non-recourse to Nucor and its other subsidiaries. As of December 31, 2011, Nucor Trading S.A. had outstanding borrowings of $0.3 million and outstanding guarantees of $0.1 million.

Letters of credit totaling $29.8 million were outstanding as of December 31, 2011 related to certain obligations, including workers' compensation, utilities deposits and credit arrangements by Nucor Trading S.A. for commitments to purchase inventories.

Nucor capitalized $3.5 million of interest expense in 2011 ($0.9 million in 2010 and $16.4 million in 2009) related to the borrowing costs associated with various construction projects.